UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2010
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 17th Floor
San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Diamond Foods, Inc. has reached an agreement in principle with the Cannery Workers, Processors, Warehousemen and Helpers, Teamsters Local 601, International Brotherhood of Teamsters (the “Union”) regarding a new, five year collective bargaining agreement (“CBA”) covering the plant work force in Diamond’s Stockton, California facility. The Union membership ratified the terms of the agreement on March 24, 2010. Accordingly, Diamond and the Union have agreed to extend the current CBA through April 30, 2010 as the parties finalize the new definitive CBA given that the Union membership ratification has now occurred.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: March 25, 2010	By:	/s/ Stephen E. Kim
		Name:	Stephen E. Kim
		Title:	Senior Vice President, General Counsel and Human Resources